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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event

                          Reported): September 23, 1998

                                INDYMAC ABS, INC.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     333-51609               95-4685267
--------------------------------    ------------------      -------------------
(State or Other Jurisdiction of     (Commission File         (I.R.S. Employer
        Incorporation)                   Number)             Identification No.)

            155 North Lake Avenue
            Pasadena, California                            91101
    --------------------------------------       -----------------------------
       (Address of Principal Executive                    (Zip Code)
                  Offices)

        Registrant's telephone number, including area code (800) 669-2300

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Item 5.  Other Events.
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Filing of Derived Materials.
---------------------------

         In connection with the offering of the IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Home Equity Loan Asset-Backed Certificates, Series SPMD 1998-A (the "Certificates"), Merrill Lynch & Co., NationsBanc Montgomery Securities LLC and Countrywide Securities Corporation, as underwriters of the Certificates (the "Underwriters"), have prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although IndyMac ABS, Inc. (the "Company") provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans (the "Loans") in the related portfolio, it did not participate in the preparation of the Derived Materials. Concurrently with the filing hereof, pursuant to Rule 311(i) of Regulation S-T, the Company is filing the Derived Materials by paper filing on Form SE.

         For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Derived Materials are attached hereto as
Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial

                  Information and Exhibits.
                  ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1              Derived Materials


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INDYMAC ABS, INC.

                                             By:   /s/ John Kim
                                                ----------------------
                                                 Name:  John Kim
                                                 Title: Vice President

Dated:  September 22, 1998


                                  Exhibit Index
                                  -------------

         Exhibit                                                       Page
         -------                                                       ----

          99.1  Derived Materials.............................................8


                                  EXHIBIT 99.1

         In accordance with Rule 311(i) of Regulation S-T, the Derived Materials are being filed on paper pursuant to Form SE.